Exhibit 10.12

Corn Purchase Contract

Contract No: NNQCY2010102801
Signed on: October 28, 2010
Party A: Guangxi Zhuang Autonomous Region Nanning Grain Storage Depot
Party B: Jilin Hengchang Agriculture Development Co., Ltd.

In order to maintain the dynamic rotation of stored corn, Party A hereby authorizes Party B to purchase corn and Party B agrees to purchase corn on Party A’s behalf. Based on equal negotiation, two parties hereof have reached following contract regarding corn purchase:
I. Type: Yellow corn produced in Gongzhuling region of Northeast China in 2010.
II. Quantity: thirty-six thousand tons (36,000 tons).
III. Time: from the first ten days in November of 2010 to the end of March of 2010 on which the purchasing of corn shall be completed. Party B shall arrange shipping and delivery according to Party A’s notice in writing.
IV. Quality standard: volume weight≥685g/L, moisture≤14%, impurity≤1.0%, fatty acid value≤ 50mgKOH/100g, color and flavor are normal. Higher than the requirement in Grade-II international standard (GB1353-1999).
V. Price and expenses:
5.1 Composition of price: (1) corn price: Party B’s purchase price in locality+100 Yuan (including drying fee, purchasing fee and Party B’s profit and wastage); (2) expenses: Party B’s warehouse-out expense of 15 Yuan, packing expense of 15 Yuan, railway expense (according to actual amount in railway invoice + application expense of railway wagon of 10 Yuan). This price is delivery price to Party A’s designated railway station (Nanning station). The corn shipping shall be handled by Party B. If the delivery is conducted in Party B’s warehouse, the pricing in above item (1) shall be complied with.
2. Confirmation of purchase price: through Confirmation Form of Price and Quantity of Purchased Corn (see attached form), Party B shall daily report purchase price on that day to Party A, and upon confirmation Party A notify Party B to make purchasing. The Confirmation Form of Price and Quantity of Purchased Corn shall be used as the basis of settlement between two parties.
VI. Calculating method:
6.1 According to daily calculation and principle of making calculation at the agreed price, Party B shall daily fill in statistical form of warehouse-in progress as per attached form and send such form to Party A through fax in the morning of next day. The statistical form of warehouse-in progress shall show quantity of corn that Party B has purchased on Party A’s behalf. Such corn quantity shall be vested to Party A and also be deemed as basis for settlement between two parties.
6.2 Settlement quantity: the settlement quantity shall be subject to quantity showed in weighbridge after delivery of corn. In which, for corn delivered to designated Nanning station (Liangzhuan depot and Shajing depot), the quantity showed in Party A’s weighbridge shall be subjected to; for corn delivered to other stations, the quantity showed in weighbridge in relevant station shall be subjected to. For corn sold in Party B’s locality, the quantity showed in Party B’s weighbridge shall be subjected to.
6.3 For corn delivered to designated Nanning station, Party A shall bear wastage of 3‰ of the total quantity.

6.4 During shipping, Party A shall independently handle with the moldy grain and grain mixed with rubbish due to force majeure and no weigh shall be deducted.
VII. Settlement method: payment by installment according to progress shall be adopted. Party A shall make partial payment to Party B in advance, and Party B shall timely purchase corn upon receipt of Party A’s purchase notice. Party A shall pay make additional payment according to purchasing progress and make the entire payment at one time after conclusion of purchase.
VIII. Other provisions:
8.1 The corn purchased by Party B on Party A’s behalf shall be owned by Party A and only be used with Party A’s written notice. Party B shall not use corn arbitrarily.
8.2 After corn purchasing is completed, if Party A still wishes to engage Party B to store corn, two parties shall sign a separate escrow agreement regarding detailed matters.
IX. Default liability:
9.1 If Party B does not purchase and deliver corn according to requirements in contract or use corn owned by Party A arbitrarily, the compensation provided by Party B to Party A shall be two times the amount Party A’s advance payment minus value of corn which have been delivered by Party B.
9.2 If Party A does not make payment timely, Party A shall pay an interest equal to 0.05% of amount in arrear every day to Party B.
9.3 For other events of default, the punishment shall be imposed by reference to related provisions in Contract Law of the People’s Republic of China.
X. This contract shall come into force after being signed and sealed by two parties. This contract shall be made in duplicate, with each party holding each copy.
Party A (seal): Guangxi Zhuang Autonomous Region Nanning Grain Storage Depot
Legal representative:
Tel: 0771-4859982
Opening bank: Agricultural Development Bank, Guangxi Branch Banking Office
Account No: 20345999900100000005871
Bank No: 203611033012
Tax registration number: 450100729761218

Party B (seal): Jilin Hengchang Agriculture Development Co., Ltd.

Legal representative:
Tel:
Opening bank: Agricultural Development Bank, Gongzhuling Branch

Account No: 20322038100100000040591
Bank No: 220381001
Tax registration number: 220381764575509

Date: October 28, 2010

Corn Purchase Contract

Contract No: NNQCY2011033101
Signed on: October 28, 2010
Party A: Guangxi Zhuang Autonomous Region Nanning Grain Storage Depot
Party B: Jilin Hengchang Agriculture Development Co., Ltd.

In order to maintain the dynamic rotation of stored corn, Party A hereby authorizes Party B to purchase corn and Party B agrees to purchase corn on Party A’s behalf. Based on equal negotiation, two parties hereof have reached following contract regarding corn purchase:
I. Type: Yellow corn produced in Gongzhuling region of Northeast China in 2010.
II. Quantity: sixty thousand tons (60,000 tons).
III. Time: from April 1st, 2011 to June 30th, 2011 on which the purchasing of corn shall be completed. Party B shall arrange shipping and delivery according to Party A’s notice in writing.
IV. Quality standard: volume weight≥685g/L, moisture≤14%, impurity≤1.0%, fatty acid value≤ 50mgKOH/100g, color and flavor are normal. Higher than the requirement in Grade-II international standard (GB1353-1999).
V. Price and expenses:
5.1 Composition of price: (1) corn price: Party B’s purchase price in locality+100 Yuan (including drying fee, purchasing fee and Party B’s profit and wastage); (2) expenses: Party B’s warehouse-out expense of 15 Yuan, packing expense of 15 Yuan, railway expense (according to actual amount in railway invoice + application expense of railway wagon of 10 Yuan). This price is delivery price to Party A’s designated railway station (Nanning station). The corn shipping shall be handled by Party B. If the delivery is conducted in Party B’s warehouse, the pricing in above item (1) shall be complied with.
Party B shall be subject to Party A’s written confirmation of purchase price before implementation of the procurement.
VI. Calculating method:
6.1 According to daily calculation and principle of making calculation at the agreed price, Party B shall daily fill in statistical form of warehouse-in progress as per attached form and send such form to Party A through fax in the morning of next day. The statistical form of warehouse-in progress shall show quantity of corn that Party B has purchased on Party A’s behalf. Such corn quantity shall be vested to Party A and also be deemed as basis for settlement between two parties.
6.2 Settlement quantity: the settlement quantity shall be subject to quantity showed in weighbridge after delivery of corn. In which, for corn delivered to designated Nanning station (Liangzhuan depot and Shajing depot), the quantity showed in Party A’s weighbridge shall be subjected to; for corn delivered to other stations, the quantity showed in weighbridge in relevant station shall be subjected to. For corn sold in Party B’s locality, the quantity showed in Party B’s weighbridge shall be subjected to.
6.3 For corn delivered to designated Nanning station, Party A shall bear wastage of 3‰ of the total quantity.

6.4 During shipping, Party A shall independently handle with the moldy grain and grain mixed with rubbish due to force majeure and no weigh shall be deducted.
VII. Settlement method: payment by installment according to purchase progress shall be adopted. Party A shall make the entire payment at one time after conclusion of purchase.
VIII. Other provisions:
8.1 The corn purchased by Party B on Party A’s behalf shall be owned by Party A and only be used with Party A’s written notice. Party B shall not use corn arbitrarily.
8.2 After corn purchasing is completed, if Party A still wishes to engage Party B to store corn, two parties shall sign a separate escrow agreement regarding detailed matters.
IX. Default liability:
9.1 If Party B does not purchase and deliver corn according to requirements of contract or use corn owned by Party A arbitrarily, the compensation provided by Party B to Party A shall be two times the amount Party A’s advance payment minus value of corn which have been delivered by Party B.
9.2 If Party A does not make payment timely, Party A shall pay an interest equal to 0.05% of amount in arrear every day to Party B.
9.3 For other events of default, the punishment shall be imposed by reference to related provisions in Contract Law of the People’s Republic of China.
X. This contract shall come into force after being signed and sealed by two parties. This contract shall be made in duplicate, with each party holding each copy.
Party A (seal): Guangxi Zhuang Autonomous Region Nanning Grain Storage Depot
Legal representative:
Authorized agent:
Tel: 0771-4859982
Opening bank: Agricultural Development Bank, Guangxi Branch Banking Office
Account No: 20345999900100000005871
Bank No: 203611033012
Tax registration number: 450100729761218
Party B (seal): Jilin Hengchang Agriculture Development Co., Ltd. Legal representative: Authorized agent: Tel: 0434-6277946 Opening bank: Account No: Bank No: Tax registration number:

Corn Purchase Contract

Contract No: NNQCY2011042501
Party A: Guangxi Zhuang Autonomous Region Nanning Grain Storage Depot
Party B: Jilin Hengchang Agriculture Development Co., Ltd.

In order to maintain the dynamic rotation of stored corn, Party A hereby authorizes Party B to purchase corn and Party B agrees to purchase corn on Party A’s behalf. Based on equal negotiation, two parties hereof have reached following contract regarding corn purchase:
I. Type: Yellow corn produced in Gongzhuling region of Northeast China in 2010.
II. Quantity: twenty thousand tons (20,000 tons).
III. Time: from April 25th, 2011 to May 20th, 2011 on which the purchasing of corn shall be completed. Party B shall arrange shipping and delivery according to Party A’s notice in writing.
IV. Quality standard: volume weight≥685g/L, moisture≤14%, impurity≤1.0%, fatty acid value≤ 50mgKOH/100g, color and flavor are normal. Higher than the requirement in Grade-II international standard (GB1353-1999).
V. Price and expenses:
Party B’s warehouse goods delivery price is 2120 Yuan/Ton. If shipped by train should add warehouse-out expenses of 15 Yuan/Ton, packing expense of 15 Yuan/Ton, application expense of railway wagon of 10 Yuan/Ton, and railway transportation fees should be settled based on railway invoices. The corn shipping business shall be handled by Party B.
VI. Calculating method:
1 Purchased amount shall be confirmed based on payment and procurement warehouse-in progress during procurement, such purchased amount shall be deemed as basis for settlement between two parties.
2 Settlement quantity: the settlement quantity shall be subject to quantity showed in weighbridge after delivery of corn. In which, for corn delivered to designated Nanning station (Liangzhuan depot and Shajing depot), the quantity showed in Party A’s weighbridge shall be subjected to; for corn delivered to other stations, the quantity showed in weighbridge in relevant station shall be subjected to. For corn sold in Party B’s locality, the quantity showed in Party B’s weighbridge shall be subjected to.
3 For corn delivered to designated Nanning station, Party A shall bear wastage of 3‰ of the total quantity.
6.4 During shipping, Party A shall independently handle with the moldy grain and grain mixed with rubbish due to force majeure and no weigh shall be deducted.
VII. Settlement method: payment by installment according to purchase progress shall be adopted. Party A shall make the entire payment at one time after conclusion of purchase and delivery.
VIII. Other provisions:
Party A make goods payment to Party B, Party B shall issue corresponding purchased amount confirmation letter of such payment to Party A. The warehouse-in corns shall be owned by Party A and only be used with Party A’s written notice. Party B shall not use corn arbitrarily.
IX. Default liability:

9.1 If Party B does not purchase and deliver corn according to requirements of contract or use corn owned by Party A arbitrarily, the compensation provided by Party B to Party A shall be two times the amount Party A’s advance payment minus value of corn which have been delivered by Party B.
9.2 If Party A does not make payment timely, Party A shall pay a daily interest equal to 0.05% of amount in arrear every day to Party B.
9.3 For other events of default, the punishment shall be imposed by reference to related provisions in Contract Law of the People’s Republic of China.
X. This contract shall come into force after being signed and sealed by two parties. This contract shall be made in duplicate, with each party holding each copy.
Party A (seal): Guangxi Zhuang Autonomous Region Nanning Grain Storage Depot
Legal representative:
Authorized agent:
Tel: 0771-4859982
Opening bank: Agricultural Development Bank, Guangxi Branch Banking Office
Account No: 20345999900100000005871
Bank No: 203611033012
Tax registration number: 450100729761218

Party B (seal): Jilin Hengchang Agriculture Development Co., Ltd.

Legal representative:
Authorized agent:
Tel: 0434-6279???
Opening bank: Agricultural Development Bank, Gongzhuling Branch

Account No: 20322038100100000040591
Bank No: 220381001
Tax registration number: 220381764575509

Corn Sales Contract

Supplier: Jilin Hengchang Agriculture Development Co., Ltd.
Purchaser: Guangxi Zhuang Autonomous Region Nanning Grain Storage Depot
Contract No.:NNQCY2011061301
Signed on: June 13,2011
Signed in: Nanning (Fax copy is effective as well)

Variety	Units of measurement	Quantity (ton)	Unit Price (Yuan)	Amount (Yuan)	Delivery time
Corn (produced in Jilin Province)	ton	50,000	2,265	113,250,000	Complete delivery before July 31,2011
Total		50,000		113,250,000
Total RMB(amount in words)	SAY RMB ONE HUNDRED AND THIRTEEN MILLION TWO HUNDRED AND FIFTY THOUSAND ONLY
Quality standard and application
Yellow corn produced in 2010, volume-weight≥685, moisture≤14%, impurity≤1%,Fatty acid value≤mgKOH/100%,color and smell are normal. It shall meet the second class of the new international standard of corn.

Method, time and place of acceptance and inspection	The goods shall be checked and accepted at the place appointed by Purchaser, and shall be subject to electronic scale appointed by Purchaser.
Unit, place, method and standard of inspection; and burden of expenses
Any dispute about the quality of corn shall be subject to inspection findings of Guangxi Grain and Oil Quality Testing Station; the inspection expenses shall be borne by the party which raises the dispute.

Method of transportation; burden of expenses	Railway transportation; the expenses before train start shall be borne by Supplier, and the expenses after train start shall be borne by Purchaser.
Extra wastage, and method of calculation	Purchaser shall be responsible for 3‰ wastage in transit. And Supplier shall be responsible for the exceed wastage.
Packing standard, supply and recycle of wrappage; and burden of expenses	There is no extra fee for the new woven bag. A tare of 0.1kg shall be deducted for each bag.

Settlement method and deadline
Purchaser shall pay RMB 20 million as a deposit within two working days after signing the contract, and shall make installment payment according to the corn delivery schedule. Purchaser shall make full payment with five working days after delivering all goods.

Other provisions	If Purchaser needs to use container to deliver the goods, delivery should be made in the warehouse of Supplier. The price of warehouse delivery shall be agreed by both parties separately.
liability for breach of contract	Should an penalty be given according to the relevant provisions of Contract Law of the People's Republic of China
Method of solving contract dispute	Dispute shall be settled through friendly consultations between the parties. If consultation fails, it shall be solved through legal procedure.
Supplier: Jilin Hengchang Agricultural development Co., LTD The legal representative: Authorized agent: Tel:0434-6278415 Opening bank: Account No: Bank No: Tax registration certificate No:
Purchaser: Guangxi Zhuang Autonomous Region Nanning Grain Storage Depot
The legal representative:
Authorized agent: Li Anxin
Tel:0771-4859982
Opening bank: sales department of Agricultural Development Bank Guangxi branch
Account No:20345999900100000005871
Bank No:203611033012
Tax registration certificate No: 450100729761218

Effective date: the contract will be rescinded after clearance of all the payment and goods.